                                                                    Exhibit 99.5
                                                                         Page 11


            CASE NAME:             Aerovox, Inc.                                                                   FORM OPR-5
            CASE NUMBER:           01-14680 jnf

                                                                                                                          FILING
                                                  MONTH             MONTH           MONTH       MONTH         MONTH        TO DATE
                                                August 25,      September 29,     October 27, December 01,  December 29,
                                                   2001              2001           2001         2001          2001
                                              ------------------------------------------------------------------------------------


          NET REVENUE (INCOME)                    $4,598,363      $4,878,674    $4,074,181    $5,275,190   $3,615,244  $32,666,733
                                                  ----------     -----------    ----------   -----------   ----------  -----------

          COST OF GOODS SOLD:

             Materials                             2,623,795       2,719,102     2,259,541     3,098,513    2,042,127   18,756,000
                                                  ----------     -----------    ----------   -----------   ----------  -----------


             Labor                                   414,923         468,719       401,038       457,118      317,440    3,040,629
                                                  ----------     -----------    ----------   -----------   ----------  -----------

             Manufacturing Overhead                  924,540         975,662       799,875       977,402      680,790    5,650,250
                                                  ----------     -----------    ----------   -----------   ----------  -----------

            COST OF GOODS SOLD AT STANDARD         3,963,258       4,163,483     3,460,454     4,533,033    3,040,357   28,127,668
                                                  ----------     -----------    ----------   -----------   ----------  -----------

             Variances (favorable)/unfavorable      (179,744)         23,666       206,297       448,862     (238,579)     474,781
                                                  ----------     -----------    ----------   -----------   ----------  -----------

            ACTUAL COST OF GOODS SOLD              3,783,514       4,187,149     3,666,752     4,981,895    2,801,778   28,602,449
                                                  ----------     -----------    ----------   -----------   ----------  -----------

          GROSS PROFIT                               814,849         691,525       407,429       293,295      813,466    4,064,284
                                                  ----------     -----------    ----------   -----------   ----------  -----------

          OPERATING EXPENSES:

             Selling and Marketing                   122,547         164,255       125,026       161,382      122,768      842,043
                                                  ----------     -----------    ----------   -----------   ----------  -----------


             R & D and Product Services               98,967          98,550        72,174        95,950       80,489      625,719
                                                  ----------     -----------    ----------   -----------   ----------  -----------


             General and Administrative              284,782         446,520       515,360       574,064      391,403    2,547,262
                                                  ----------     -----------    ----------   -----------   ----------  -----------

            TOTAL OPERATING EXPENSES                 506,296         709,326       712,559       831,396      594,660    4,015,023
                                                  ----------     -----------    ----------   -----------   ----------  -----------

          INCOME BEFORE INTEREST,
            DEPRECIATION, TAXES, OR
            EXTRAORDINARY EXPENSES                  $308,553        ($17,800)    ($305,130)    ($538,101)    $218,805      $49,260
                                                  ----------     -----------    ----------   -----------   ----------  -----------

          INTEREST EXPENSE                           167,257         175,872       165,396       167,026      162,683    1,100,418
                                                  ----------     -----------    ----------   -----------   ----------  -----------

          DEPRECIATION                               286,760         243,404       285,386       292,399      283,689    1,980,464
                                                  ----------     -----------    ----------   -----------   ----------  -----------

          INCOME TAX EXPENSE (BENEFIT)                     0          77,162             0             0      (61,536)      15,626
                                                  ----------     -----------    ----------   -----------   ----------  -----------

          OTHER INCOME (EXPENSE)                    (724,434)*      (256,188)     (132,499)      (13,198)    (131,548)  (1,302,853)
                                                  ----------     -----------    ----------   -----------   ----------  -----------

            NET INCOME LOSS                        ($869,898)      ($770,427)    ($888,411)  ($1,010,724)   ($297,579) ($4,350,100)
                                                  ==========     ===========    ==========   ===========   ==========  ===========



*      Includes $800,000 charge to increase allowance for doubtful accounts.